Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     In connection with the Quarterly Report of 180 Connect Inc., a Delaware corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(1)	The Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: May 15, 2008	/s/ Peter Giacalone
Peter Giacalone
Chief Executive Officer (Principal Executive Officer)

Dated: May 15, 2008	/s/ Steven Westberg
Steven Westberg
Chief Financial Officer (Principal Financial and Accounting Officer)